Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the annual report of U.S. Concrete, Inc. (the “Company”) on Form 10-K for the four and eight month periods ended December 31, 2010 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, James C. Lewis, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:
1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 11, 2011	By:	/s/ James C. Lewis

James C. Lewis
Senior Vice President and
Chief Financial Officer